Exhibit 10.2

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement (“First Amendment”) is made effective as of February 12, 2023 (“Effective Date”) by and among Goodness Growth Holdings, Inc., a British Columbia corporation (“Parent”), Vireo Health, Inc., a Delaware corporation (the “Employer”) and Joshua Rosen, an individual residing in the State of Arizona (“Employee”) (collectively “Parties” or individually “Party”).

RECITALS

WHEREAS, Employer, Parent and Employee entered into an Employment Agreement dated December 4, 2022 (the “Current Agreement”); and

WHEREAS, Employer and Employee have agreed to modify Employee’s title; and

WHEREAS, the Parties wish to amend the Current Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the receipt and sufficiency of which are hereby acknowledged, Parent, Employer and Employee, intending legally to be bound, hereby agree as follows:

AGREEMENT

5.                   Position. Effective immediately, Employee shall become Chief Executive Officer (principal executive officer) of Parent and Employer.

6.                   General. All capitalized terms used but not defined in this First Amendment shall have the meanings ascribed in the Current Agreement. All provisions of the Current Agreement not expressly modified by this First Amendment are hereby ratified and confirmed.

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT was voluntarily and knowingly executed by the Parties effective as of the Effective Date.

[Signature Page Follows]

VIREO HEALTH, INC.

Date: February 12, 2023	By:	/s/ John Heller
John Heller
Chief Financial Officer

EMPLOYEE:

Date: February 12, 2023	/s/ Joshua Rosen
Joshua Rosen

GOODNESS GROWTH HOLDINGS, INC.

Date: February 12, 2023	By:	/s/ John Heller
John Heller
Chief Financial Officer